UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2014
_______________

COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On December 29, 2014, the Company priced and entered into, and on December 30, 2014, consummated a private placement transaction pursuant to which it issued an aggregate of $25 million of the Company’s common stock to certain “accredited investors” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), at a purchase price of $10.56 per share (the “Offering”), in accordance with the Subscription Agreements, each dated as of December 29, 2014, entered into between the Company and each such accredited investor (the “Subscription Agreements”). The Subscription Agreements contain customary representations and warranties, indemnification rights and covenants of the Company and the investors.
Pursuant to the Subscription Agreements, the Company is required to file, as promptly as practicable and within 90 days following the closing of the Offering, one or more shelf registration statements with the Securities and Exchange Commission to register the resale of the common stock issued in the Offering. The Company has agreed to keep such shelf registration statement continuously effective and in compliance with the Securities Act and usable for resale of the common stock for a period from the date of its initial effectiveness until the time as there are no shares of the Company’s common stock issued in the Offering and owned by the Lead Investors (as defined in the Subscription Agreements) remaining.
The foregoing description of the terms of the Subscription Agreements is qualified in its entirety by reference to the form of Subscription Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
On December 30, 2014, we issued a press release announcing the consummation of the Offering, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The information provided in response to Item 1.01 herein is incorporated by reference into this Item 3.02. The Company’s common stock was offered and sold only to investors that met the “accredited investor” definition of Rule 501 of the Securities Act in reliance on the exemption from registration afforded under Section 4(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act. The Offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the Offering.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement, dated December 29, 2014
99.1	Press Release, dated December 30, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 2014	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ Robert L. Reid
Robert L. Reid
President and Chief Executive Officer